Exhibit 10.9

CARVEOUT GUARANTY

THIS AGREEMENT (this "Agreement") is made as of January 16, 2013, by CNL HEALTHCARE PROPERTIES, INC., a Maryland corporation (the "CNL Carveout Guarantor"), and MMAC BERKSHIRE, L.L.C., a Delaware limited liability company (the "MMAC Carveout Guarantor") (the CNL Carveout Guarantor and the MMAC Carveout Guarantor hereinafter referred to collectively as the "Carveout Guarantors" and each singularly as a "Carveout Guarantor"), in favor of REGIONS BANK, an Alabama banking corporation (the "Bank"). As used in this Agreement, except as otherwise defined herein or unless the context may clearly require to the contrary, all capitalized words and phrases shall have the meaning attributed to them in that certain Credit Agreement of even date herewith between CHP Claremont CA Owner, LLC, a Delaware limited liability company (the "Claremont Borrower"), and Bank (as the same may be amended or modified from time to time, the "Credit Agreement").

In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Carveout Guarantors agree, covenant and represent as follows:

1.

(a)        Subject only to any limitations expressly set forth herein, Carveout Guarantors hereby, jointly and severally, absolutely and unconditionally, guarantee to Bank the due, regular and punctual payment and prompt performance of the Guaranteed Obligations (as hereinafter defined).

(b)        As used in this Agreement, "Guaranteed Obligations" means all damages, losses, expenses, costs and fees (including, without limitation, Attorneys' Fees and costs) paid or incurred by Bank and arising as a result of:

(1)        any breach of any material representation or warranty of Claremont Borrower contained in any Loan Document, or any act or omission of Claremont Borrower in any document delivered by Claremont Borrower in connection with the Loans, or any other act or omission of Claremont Borrower, which breach, act or omission constitutes fraud or deceit under applicable Laws;

(2)        Claremont Borrower's failure to turn over to Bank upon foreclosure or deed in lieu of foreclosure or upon the appointment of a receiver for any of the Collateral owned by Claremont Borrower (the "Claremont Collateral"), any proceeds from casualty or rent loss insurance or from any condemnation award or payment in lieu thereof that are in the possession or under the control of Claremont Borrower at the time of, or are received after, the occurrence of such event and that are not either (a) applied to the restoration of the Claremont Collateral in accordance with the terms and conditions of the Loan Documents, or (b) paid over to Bank in the manner required under the Loan Documents;

(3)        Claremont Borrower's failure to apply any rents or other income from the operation of the Claremont Project that are in the possession or under the control of Claremont Borrower at the time of, or are received after, the occurrence of any Default, to the fixed, operating and maintenance expenses of the Claremont Project or to payment of the Claremont Project Loan;

(4)        Claremont Borrower's failure to pay real estate taxes and assessments that are secured by a Lien against any of the Claremont Collateral (including all interest and penalties for non-payment thereof) or to pay and discharge in accordance with the provisions of the Loan Documents all statutory Liens for labor, materials, or services performed for the benefit of the Claremont Collateral and all interest, Attorneys' Fees, and other costs and charges for discharging the same, to the extent (x) any of the foregoing shall become due and payable prior to the occurrence of an Event of Default and shall not be paid by Claremont Borrower, and (y) there are sufficient rents and other income from the operation of the Claremont Project (after payment of the fixed operating and maintenance expenses of the Claremont Project and to payment of the Claremont Project Loan) to pay the same;

(5)        Claremont Borrower's violation of any federal or state criminal law or civil forfeiture law allowing seizure of the Claremont Collateral, or any other act by Claremont Borrower that results in seizure or forfeiture of the Claremont Collateral;

(6)        Claremont Borrower's failure to deliver to Bank all unearned advance rents paid to Claremont Borrower before due and security deposits paid to Claremont Borrower by tenants of the Claremont Project, whenever Claremont Borrower shall have received such rents after the occurrence of an Event of Default and Bank has made demand pursuant to the Loan Documents, or there has been a foreclosure or delivery of a deed in lieu of foreclosure;

(7)        all Attorneys' Fees and costs and all other costs and expenses incurred by Bank in any foreclosure or other legal proceeding to collect the Claremont Project Loan and/or to realize upon any of the Claremont Collateral if (i) Claremont Borrower shall contest such proceedings and (ii) Bank shall prevail in such proceedings; and

(8)        all Attorneys' Fees and costs and all other costs and expenses incurred by Bank in any Bankruptcy case filed by Claremont Borrower under Chapter 11 of the Bankruptcy Code if (i) such Bankruptcy case is subsequently dismissed or converted to a liquidation under Chapter 7 of the Bankruptcy Code, (ii) the automatic stay is lifted to permit Bank to foreclosure or realize upon all or substantially all of the Claremont Collateral, (iii) the plan of reorganization approved in such case provides for the liquidation of all or substantially all of the Claremont Collateral, or (iv) the terms of repayment of the Claremont Project Loan under any plan of reorganization approved in such case shall be no more favorable to Claremont Borrower than any terms of repayment which shall have been offered by Bank to Claremont Borrower in writing prior to the commencement of the Bankruptcy case or within thirty days thereafter.

(c)        Subject only to the limitations set forth above, this Agreement is an unconditional guaranty, and Carveout Guarantors agree that Bank, upon the occurrence of an Event of Default, shall not be required to assert any claim or cause of action against Claremont Borrower or any other Person before asserting any claim or cause of action against any Carveout Guarantor under this Agreement. Furthermore, Carveout Guarantors agree that Bank shall not be required to pursue or foreclose on the Claremont Collateral or on any other collateral that it may receive from Claremont Borrower, any Carveout Guarantor or others as security for any Obligations before making a claim or asserting a cause of action against any Carveout Guarantor under this Agreement.

(d)        The failure of Bank to perfect any portion of its security interest in any of the Claremont Collateral or any other collateral now or hereafter securing all or any part of the Obligations, shall not release any Carveout Guarantor from such Carveout Guarantor's liabilities and obligations hereunder.

(e)        To the extent permitted by law: notice of acceptance of this Agreement and of any default by Claremont Borrower is hereby waived by Carveout Guarantors; presentment, protest, demand, and notice of protest and demand of any and all collateral, and of the exercise of possessory remedies or foreclosure on any and all collateral received by Bank from Claremont Borrower or any Carveout Guarantor are hereby waived; and all settlements, compromises, compositions, accounts stated, and agreed balances in good faith between any primary or secondary obligors on any accounts received as collateral shall be binding upon Carveout Guarantors.

(f)        This Agreement shall not be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, Bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting Claremont Borrower, any Carveout Guarantor or any other guarantor, or any of the assets belonging to one or more of them, nor shall this Agreement be affected, modified or impaired by the invalidity of the Claremont Note, the Credit Agreement, any of the other Loan Documents or any other document executed by Claremont Borrower or any Carveout Guarantor in connection with the Claremont Project Loan.

(g)        Without notice to Carveout Guarantors, without the consent of Carveout Guarantors, and without affecting or limiting Carveout Guarantors' liability hereunder, Bank may:

(1)        grant Claremont Borrower extensions of time for payment of the Obligations or any part thereof;

(2)        renew any of the Obligations;

(3)        grant Claremont Borrower extensions of time for performance of agreements or other indulgences;

(4)        at any time release any or all of the collateral held by Bank as security for the Obligations;

(5)        at any time release any Carveout Guarantor or any other guarantor from such guarantor's guarantee, if any, of any of the Obligations;

(6)        compromise, settle, release, or terminate any or all of the obligations, covenants, or agreement of Claremont Borrower under the Claremont Note, the Credit Agreement, and/or any one or more of the other Loan Documents; and

(7)        with Claremont Borrower's written consent, modify or amend any obligation, covenant or agreement of Claremont Borrower set forth in the Claremont Note, the Credit Agreement, and/or the other Loan Documents.

2.        Each Carveout Guarantor represents and warrants to Bank and covenants that such Carveout Guarantor has full power and unrestricted right to enter into this Agreement, to incur the obligations provided for herein, and to execute and deliver the same to Bank, and that when executed and delivered, this Agreement will constitute a valid and legally binding obligation of such Carveout Guarantor, enforceable in accordance with its terms. Each Carveout Guarantor acknowledges that Bank is relying upon such Carveout Guarantor's covenants herein in making the Claremont Project Loan to Claremont Borrower, and each Carveout Guarantor undertakes to perform such Carveout Guarantor's obligations hereunder promptly and in good faith.

3.        If Claremont Borrower is or shall hereafter be indebted to Bank for any obligations, liability or indebtedness other than the Obligations, and Bank should collect or receive any payments, funds or distributions that are not specifically required, by law or agreement, to be applied to the Obligations, Bank may, in its sole discretion, apply such payments, funds or distributions to indebtedness of Claremont Borrower other than the Obligations.

4.        Each Carveout Guarantor hereby subordinates to Bank any right to indemnification and subrogation or other rights of reimbursement that such Carveout Guarantor might have against Claremont Borrower or Claremont Borrower's estate.

5.        This Agreement shall be binding upon, and inure to the benefit of, Carveout Guarantors, Bank and their respective legal representatives, heirs, successors and assigns.

6.        The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed according to the laws of, the State of Alabama. Carveout Guarantors consent that any legal action or proceeding arising hereunder may be brought, at the election of Bank, in the Circuit Court of Jefferson County, of the State of Alabama, or in the United States District Court for the Northern District of Alabama, Southern Division, and assent and submit to the personal jurisdiction of any such courts in any such action or proceeding.

7.        EACH CARVEOUT GUARANTOR AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR THERETO OR CONTEMPLATED HEREBY OR THEREBY OR THE EXERCISE OF ANY RIGHTS AND REMEDIES HEREUNDER OR THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH CARVEOUT GUARANTOR AND BANK (BY ITS ACCEPTANCE HEREOF) AGREES THAT EITHER PARTY MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF CARVEOUT GUARANTORS AND BANK TO IRREVOCABLY WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN OR AMONG THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

8.        In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provisions and the invalidity of such provisions shall not affect other provisions hereof which are otherwise lawful and valid and shall remain in full force and effect.

9.        Any notice or payment required hereunder or by reason of the application of any law shall be given and deemed delivered as provided in the Credit Agreement, except no payment shall be deemed received until the actual receipt thereof.

10.        The failure at any time or times hereafter to require strict performance by any Carveout Guarantor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument now or hereafter executed by any Carveout Guarantor and delivered to Bank shall not waive, affect or diminish any right of Bank hereafter to demand strict compliance or performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, documents and instruments, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or in any agreement, document or instrument now or hereafter executed by any Carveout Guarantor and delivered to Bank shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, but only by an instrument in writing, signed by an officer of Bank, and directed to Carveout Guarantors specifying such waiver.

11.        The obligations of Carveout Guarantors under this Agreement will continue to be effective or be reinstated, as the case might be, if at any time any payment from Claremont Borrower of any sum due to Bank is rescinded or must otherwise be restored or returned by Bank on the insolvency, Bankruptcy, dissolution, liquidation or reorganization of Claremont Borrower or as a result of the appointment of a custodian, conservator, receiver, trustee or other officer with similar powers with respect to Claremont Borrower or any part of Claremont Borrower's property or otherwise.

12.        Notwithstanding the foregoing provisions of this Agreement, (i) the liability of CNL Carveout Guarantor under this Agreement shall be limited to an amount equal to ninety percent (90%) of the Guaranteed Obligations, and (ii) the liability of MMAC Carveout Guarantor under this Agreement shall be limited to an amount equal to ten percent (10%) of the Guaranteed Obligations.

13.        Notwithstanding anything in this Agreement to the contrary, Carveout Guarantors will, on demand, reimburse Bank for all expenses actually incurred by Bank in connection with the enforcement of this Agreement, and the collection from Carveout Guarantors of any amounts owing hereunder, and in any such event, all of the Attorneys' Fees incurred by Bank arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of Carveout Guarantors payable on demand.

14.        Each Carveout Guarantor does hereby waive any rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof as to any of the obligations created hereunder.

15.        Notwithstanding any provisions of this Agreement to the contrary, this Agreement shall automatically terminate at such time as (i) all of the Obligations have been paid and performed in full, (ii) Bank has no obligation to make any further Advances, and (iii) there is not existing any Default.

16.        This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both oral and written, among Carveout Guarantors and Bank with respect to the subject matter hereof.

* * * * *

IN WITNESS WHEREOF, this instrument has been duly executed as of the day and year first above written.

CNL HEALTHCARE PROPERTIES, INC.,
a Maryland corporation

By: /s/ Joshua J. Taube
Name: Joshua J. Taube
Title: Vice President

MMAC BERKSHIRE, L.L.C.,
a Delaware limited liability company

By: /s/ Edward W. Conk
Name: Edward W. Conk
Title: Chief Executive Officer